NOTE 13 - SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 13 - SUBSEQUENT EVENTS

The Company evaluated subsequent events through the filing date of the Annual Report on Form 10-K and determined to disclose the following events.

On January 30, 2018, the Company entered into an employment agreement with Jude Dinges as the Company’s Executive Vice President – Chief Commercial Officer. The agreement states the terms of his employment and compensation which consists of (1) an annual base salary of $175,000; (2) an initial target bonus of up to 45% of his annual base salary based on targets established by the Board of Directors; (3) a signing bonus of 300,000 restricted shares of common stock vesting upon successful commercialization of the AsepticSure® system in the US market; and (4) benefits as offered to other executive employees. The Company also agreed to a change of control provision that will pay severance compensation to Mr. Dinges in the event that he is terminated by the Company without cause or by Mr. Dinges for good reason, as defined in the agreement.

On January 31, 2018, the Company raised net proceeds of $250,000 from the sale of identical unsecured convertible promissory notes in the aggregate principal amount of $305,000 to two specialized investment firms. The notes accrue interest (payable at maturity of the notes) at a rate of 8% per annum and mature six months from the issue date. The notes were issued with original issue discount of $35,000, and $20,000 was subtracted from the proceeds to reimburse the investors for their legal fees and other transaction expenses in connection with the preparation of the notes and the related transaction documentation. Accordingly, the net proceeds the Company received for each note was $125,000. If we fail to pay the principal of and interest on the Notes when due, the interest rate increases to a default rate of 24% per annum until paid, plus a 40% penalty is added to the outstanding balance of the Note and other penalties as set forth in the Note. The notes are convertible at any time at the option of the investors into shares of common stock at a conversion price of $0.05 per share, subject to adjustment upon the occurrence of certain events of default with respect to the notes.

Also, on January 31, 2018, the Company entered into an equity purchase agreement (the “Equity Purchase Agreement”) with the Investors, which was subsequently amended on March 16, 2018 (as amended, the “Purchase Agreement”), pursuant to which the investors committed to purchase in the aggregate up to $10,000,000 of value of common stock. In consideration of their commitment under the Purchase Agreement, on January 31, 2018, the Company issued to each Investor 4,087,193 shares of common stock (the “Commitment Shares”) as a commitment fee. The Company’s right to issue and sell shares of common stock under the Equity Purchase Agreement to the investors is subject to the satisfaction of certain conditions, including, but not limited to, an effective registration statement for resale of such shares by the investors. On February 12, 2018, the Company filed a Registration Statement with the Securities and Exchange Commission on Form S-1 to register 22,233,427 shares of common stock that may be issued under the Equity Purchase Agreement for resale by the investors. The Securities and Exchange Commission is reviewing the Registration Statement.

Between January 1 and March 13, 2018, the Company’s former and current directors, executives, employees and consultants voluntarily surrendered restricted stock awards for a total of 1,300,000 shares of common stock and stock option grants for the purchase of a total of 7,280,000 shares to increase the number of shares available for financing transactions under the Equity Purchase Agreement.